                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported): SEPTEMBER 21, 2001



                      NEW PLAN EXCEL REALTY TRUST, INC.
            (Exact name of registrant as specified in its charter)




          MARYLAND                    1-12244               33-0160389
(State or other jurisdiction        (Commission           (IRS Employer
     of incorporation)              File Number)      Identification Number)




1120 AVENUE OF THE AMERICAS, 12TH FLOOR
         NEW YORK, NEW YORK                                    10036
(Address of principal executive offices)                     (Zip Code)


             Registrant's telephone number, including area code:
                                (212) 869-3000


                                NOT APPLICABLE
        (Former name or former address, if changed since last report)

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

           As further described in the press release attached hereto as
Exhibit 99.1, on September 21, 2001, New Plan Excel Realty Trust, Inc. (the "Company") and a private investor group comprised of Houlihan-Parnes Realtors, LLC and C.L.K. Management Corp. ("Houlihan/C.L.K.") consummated the sale by the Company of its garden apartment community portfolio (excluding one apartment community which was under contract to be sold separately to a third party) to Houlihan/C.L.K. The one remaining apartment community (The Club Apartments) was sold to the Homewood City Board of Education of Homewood, Alabama on September 28, 2001.

           As consideration for the entire portfolio, the Company received gross proceeds of approximately $380 million. In connection with the portfolio transaction, the Company provided a letter of credit in the amount of approximately $31 million which has a term of three years (subject to the right of Houlihan/C.L.K. to terminate or reduce the amount thereof after 18 months or, alternatively, to extend the term for one additional year) and for which the Company will receive a fee while it remains outstanding.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)        Pro Forma Financial Information

           The pro forma financial statements required pursuant to Article 11 of Regulation S-X are included herein. See the Pro Forma Financial Information attached hereto.

(b)        Exhibits

           The following exhibits are filed as part of this report:

           2.1 Agreement for Purchase of Real Estate and Related Property, dated as of May 10, 2001, by and between the Company and Coolidge-Koenmen LLC

           2.2 Amendment to Agreement for Purchase of Real Estate and Related Property, dated as of July 30, 2001, by and between the Company and Coolidge-Koenmen LLC (Club Sales Contract Amendment)

           2.3 Amendment to Agreement for Purchase of Real Estate and Related Property, dated as of July 30, 2001, by and between the Company and Coolidge-Koenmen LLC

           2.4 Closing Date Amendment to Agreement for Purchase of Real Estate and Related Property, dated as of September 21, 2001, by and between the Company and Coolidge-Koenmen LLC

           99.1   Press Release, dated September 24, 2001, issued by the
                  Company

                                  SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NEW PLAN EXCEL REALTY TRUST, INC.


Date: October 5, 2001               By: /s/ STEVEN F. SIEGEL
                                        --------------------------------
                                        Steven F. Siegel
                                        Senior Vice President, General Counsel
                                           and Secretary

                       PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma consolidated balance sheet as of June 30, 2001 has been prepared to reflect the following transactions as if each such transaction had been completed on June 30, 2001: (i) the disposition of the garden apartment community portfolio (the "Garden Apartment Community Portfolio"); and (ii) the use of net sale proceeds for (a) the retirement of the garden apartment mortgage loans and repayment of the Company's credit facility, and the reduction of the Company's derivative instrument (from $125 million to $75 million), and (b) the investment of $20 million in ERT Development Corporation ("ERT"), the Company's development subsidiary, which was used by ERT to repay a term loan of Pointe Orlando Development Company, a wholly owned subsidiary of ERT. The disposition of the Garden Apartment Community Portfolio is accounted for as a discontinued operation in accordance with APB 30.

The following unaudited pro forma consolidated statements of operations for the six months ended June 30, 2001, and for the year ended December 31, 2000, have been prepared to reflect the following transactions as if each such transaction had been completed on January 1, 2000: (i) the disposition of the Garden Apartment Community Portfolio and an associated increase in general and administrative expenses from continuing operations; (ii) the reduction of interest expenses resulting from the retirement of the garden apartment mortgage loans and repayment of the Company's credit facility; and (iii) the increase in equity participation of ERT due to the reduction of interest expense associated with the Pointe Orlando Development Company term loan that was repaid.

The following unaudited pro forma consolidated statements of operations for the year ended December 31, 1999, the five months ended and the year ended December 31, and July 31, 1998, respectively have been prepared to reflect the following transactions as if each of such transaction had been completed at the beginning of each period: (i) the disposition of the Garden Apartment Community Portfolio from continuing operations; and (ii) the reduction of interest expenses resulting from the retirement of the garden apartment mortgage loans.

These unaudited pro forma consolidated financial statements should be read in conjunction with the financial statements and related notes of the Company included in the Company's reports filed under the Securities Exchange Act of 1934. In the opinion of management, all adjustments necessary to reflect the effects of the transactions have been made.

The pro forma consolidated financial information is unaudited and is not necessarily indicative of the results that would have occurred if the transactions had been consummated in the periods presented or on any particular date in the future, nor does it purport to represent the financial position, results of operations, or cash flows for future periods.

                        NEW PLAN EXCEL REALTY TRUST, INC.

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                               AS OF JUNE 30, 2001
                        (UNAUDITED, DOLLARS IN THOUSANDS)


                                                                                       Pro Forma Adjustments
                                                                                       ---------------------
                                                                                                   Other Pro
                                                                                                   ---------
                                                                                                     Forma
                                                                                                     -----
                                                                                 Property         Adjustments
                                                                                 --------         -----------
                                                             Historical(1)    Dispositions(2)         (3)            Pro Forma
                                                             -------------    ---------------         ----           ---------

ASSETS
Real estate:
       Land                                                   $  459,915                                            $  459,915
       Buildings and improvements                              1,986,779                                             1,986,779

       Accumulated depreciation                                 (243,872)                                             (243,872)
                                                              -----------------------------------------------------------------
            Net real estate                                    2,202,822                                   -         2,202,822
Real estate held for sale                                         16,575                                                16,575
Cash and cash equivalents                                         11,966            311,581         (196,750)          126,797
Marketable securities                                              1,991                                                 1,991
Receivables:                                                                                                                 -
       Trade, less allowance for doubtful
         accounts of $14,580                                      40,465               (204)                            40,261
       Other, net                                                  8,701                 (3)                             8,698
Mortgages and notes receivable                                    40,578                                                40,578
Prepaid expenses and deferred charges                             11,474              2,786                             14,260
Assets in discontinued operations                                347,852           (347,852)                                 -
Investment in and loans to ERT Development
Corporation                                                      168,903                              20,000           188,903
Other assets                                                      12,225             (1,706)                            10,519
                                                              -----------------------------------------------------------------
             Total assets                                     $2,863,552            (35,398)        (176,750)       $2,651,404
                                                              =================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
Mortgages payable, including unamortized premium of $7,097       314,238            (47,543)                           266,695
Notes payable, net of unamortized discount of $1,881             613,119                                    -          613,119
Credit facilities                                                251,750                             (176,750)          75,000
Capital leases                                                    29,303                                    -           29,303
Other liabilities                                                101,200             14,005            (1,619)         113,586
Tenant security deposits                                           7,959             (3,014)                             4,945
                                                              -----------------------------------------------------------------
             Total liabilities                                 1,317,569            (36,552)         (178,369)       1,102,648
                                                              -----------------------------------------------------------------


Minority interest in partnership:                                 23,242                  -                 -           23,242
                                                              -----------------------------------------------------------------

Stockholders' equity:
Preferred stock                                                       23                                                    23
Common stock                                                         872                                                   872
Additional paid-in capital                                     1,695,055                                             1,695,055


Accumulated other comprehensive (loss) income                     (3,030)                               1,619           (1,411)

Accumulated distributions in excess of net
  income                                                        (170,179)             1,154                           (169,025)
                                                              -----------------------------------------------------------------
             Total stockholders' equity                        1,522,741              1,154             1,619        1,525,514
                                                              -----------------------------------------------------------------

             Total liabilities and
               stockholders' equity                           $2,863,552            (35,398)         (176,750)      $2,651,404
                                                              =================================================================

                        NEW PLAN EXCEL REALTY TRUST, INC.

                  NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
                               AS OF JUNE 30, 2001
                                   (UNAUDITED)

1. Reflects the historical consolidated balance sheet of the Company as of June 30, 2001.

2. Reflects that, on September 21, 2001, the Company and a private investor group comprised of Houlihan-Parnes Realtors, LLC and C.L.K. Management Corp. ("Houlihan/C.L.K.") consummated the sale by the Company of the Garden Apartment Community Portfolio (excluding one apartment community which was under contract to be sold separately to a third party) to Houlihan/C.L.K. The one remaining apartment community (The Club Apartments) was sold to the Homewood City Board of Education of Homewood, Alabama on September 28, 2001.

    As consideration for the entire portfolio, the Company received gross proceeds of approximately $380 million. In connection with the Garden Apartment Community Portfolio transaction, the Company provided a letter of credit in the amount of approximately $31 million which has a term of three years (subject to the right of Houlihan/C.L.K. to terminate or reduce the amount thereof after 18 months or, alternatively, to extend the term for one additional year) and for which the Company will receive a fee while it remains outstanding.

    The properties sold are set forth below:

                                                                       Number
                                                                       ------
    Property                          City                    State   of Units
    --------                          ----                    -----   --------
    Breckenridge                      Birmingham              AL         120
    Courts At Wildwood                Birmingham              AL         220
    Devonshire Place                  Birmingham              AL         284
    The Club                          Birmingham              AL         278
    Hillcrest                         Mobile                  AL         140
    Knollwood                         Mobile                  AL         704
    Maison Deville                    Mobile                  AL         347
    Maison Imperial                   Mobile                  AL         56
    Plantation                        Mobile                  AL         120
    Mayfair                           Dover                   DE         96
    Rodney                            Dover                   DE         207
    Charter Pointe                    Altamonte Springs       FL         312
    Lake Park                         Lake Park               FL         227
    Cambridge                         Athens                  GA         180
    Tara                              Athens                  GA         240
    Regency Club                      Evansville              IN         232
    Forest Hills                      Indianapolis            IN         420
    Hawthorne Heights                 Indianapolis            IN         241
    Charlestown                       Louisville              KY         244
    La Fontenay III                   Louisville              KY         248
    Poplar Level Terrace              Louisville              KY         88
    Riverchase                        Newport                 KY         203
    Forestwood                        Baton Rouge             LA         272
    Sherwood Acres                    Baton Rouge             LA         604
    Willow Bend Lake                  Baton Rouge             LA         360

    Deerhorn Village                  Kansas City             MO         309
    Cardinal Woods                    Cary                    NC         184
    Polo Run                          Raleigh                 NC         279
    Meadow East                       Potsdam                 NY         100
    Mohawk Garden                     Rome                    NY         208
    Northgate                         Columbus                OH         316
    Spring Creek                      Columbus                OH         288
    Arlington Village                 Fairborn                OH         164
    Chesterfield                      Maumee                  OH         104
    Eastgreen On The Commons          Reynoldsburg            OH         360
    Goldcrest                         Sharonville             OH         173
    Cambridge Park                    Union Twp               OH         196
    Governours Place                  Harrisburg              PA         130
    Harbour Landing                   Columbia                SC         208
    The Landings at Forest Acres      Columbia                SC         176
    Sedgefield                        Florence                SC         280
    Turtle Creek                      Greenville              SC         152
    Hickory Lake                      Antioch                 TN         322
    Courts at Waterford               Chattanooga             TN         318
    Ashford Place                     Clarksville             TN         268
    Cedar Village                     Clarksville             TN         170
    Paddock Place                     Clarksville             TN         240
    The Pines                         Clarksville             TN         224
    Landmark Estates                  East Ridge              TN         93
    Miller Crest                      Johnson City            TN         121
    Cedar Bluff                       Knoxville               TN         192
    Country Place                     Nashville               TN         312
    Woodbridge                        Nashville               TN         220
                                                                      ------
                                                                      12,550

    In connection with the sale, the Company incurred approximately $15.3 million in selling and other costs. These charges are not reflected as an expense in the pro forma consolidated statements of operations for the six months ended June 30, 2001, and for the year ended December 31, 2000, as they relate directly to the disposition.

    Also, reflects the payoff of mortgage loans of approximately $47.5 million. In conjunction with the payoff of mortgage loans, the Company has written off approximately $126,000 in unamortized loan fees. The write-off is shown as a reduction of prepaid expenses and deferred charges on the accompanying pro forma consolidated balance sheet as of June 30, 2001. The write-off is not reflected as an expense in the pro forma consolidated statements of operations for the six months ended June 30, 2001, and for the year ended December 31, 2000, as the expense relates directly to the disposition.

    Also, reflects the assumption of certain assets and liabilities by the Buyer comprising prepayments, security deposits and property taxes payables.

    After costs associated with the disposition of the Garden Apartment Community Portfolio, the pro forma gain on sale was $18.0 million. Approximately, $1.2 million of the gain will be recognized currently, with the balance to be recognized as a function of the reduction of the Company's exposure under the letter of credit. The deferred gain of $16.9 million, net of other liabilities of $2.9 million assumed by the buyer, is included in other liabilities in the pro forma consolidated balance sheet.

3. Reflects the use of the sale proceeds for the repayment of approximately $176.8 million of the Company's revolving credit facilities to $75 million. Also, reflects the adjustment to other comprehensive income and the corresponding liability of the same amount ($1.6 million) resulting from the reduction of the Company's derivative instruments from $125 million to $75 million. The Company's derivative instrument consists of a two year interest rate swap, which effectively fixes the annual interest rate of the Company's variable rate debt under the Company's credit facilities at a base rate of 6.67% plus applicable spread.

    Also, reflects a $20 million investment in ERT, which was used by ERT to repay on a term loan of Pointe Orlando Development Company, a wholly owned subsidiary of ERT.

                        NEW PLAN EXCEL REALTY TRUST, INC.

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001
           (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                                                       Pro Forma Adjustments
                                                                                ----------------------------
                                                                                                   Other Pro
                                                                                                  ----------
                                                                                                     Forma
                                                                                                     -----
                                                                                  Property        Adjustments
                                                                                  --------        -----------
                                                             Historical (1)    Dispositions (2)      (3)          Pro Forma
                                                             --------------    ----------------      ----         ---------
Rental revenues:
     Rental income                                              $133,010                                           $133,010
     Percentage Rents                                              3,918                                              3,918
     Expense reimbursements                                       29,260                                             29,260
                                                                -----------------------------------------------------------
          Total rental revenues                                  166,188                 -                -         166,188
                                                                -----------------------------------------------------------

Expenses:
     Operating costs                                              26,061                                             26,061
     Real estate and other taxes                                  17,305                                             17,305
     Interest                                                     40,749                             (3,192)         37,557
     Depreciation and amortization                                27,892                                             27,892
     Provision for doubtful accounts                               3,742                                              3,742
     Non-recurring charge                                              -                                                  -
     General and administrative                                    4,730                              1,062           5,792
                                                                -----------------------------------------------------------
          Total expenses                                         120,479                 -           (2,130)        118,349
                                                                -----------------------------------------------------------

     Income before real estate sales, impairment of real
          estate,                                                 45,709                 -            2,130          47,839

Other income and expenses:
     Interest, dividend and other income                           7,471                              1,679           9,150
     Equity participation in ERT                                  (4,313)                               566          (3,747)
     Foreign currency gain (loss)                                   (130)                                              (130)
     Gain (loss) on sale of real estate                              (17)                                               (17)
     Impairment of real estate                                    (3,374)                                            (3,374)
     Minority interest in income of partnership                     (426)                                              (426)

                                                                -----------------------------------------------------------
Income from continuing operations                                 44,920                 -            4,375          49,295

Discontinued operations:
     Income from discontinued operations of garden
       apartments                                                 10,064           (10,064)                               -
                                                                -----------------------------------------------------------

Net income before extraordinary item                              54,984           (10,064)           4,375          49,295
    Extraordinary item                                                 -                                                  -

                                                                -----------------------------------------------------------
Net income                                                      $ 54,984          $(10,064)         $ 4,375        $ 49,295
                                                                ===========================================================

Net income available to common stock - basic                    $ 43,665                                           $ 37,976
                                                                ========                                           ========

Net income available to common stock - diluted                  $ 44,091                                           $ 38,402
                                                                ========                                           ========

Basic earnings per common share:
     Income from continuing operations                          $   0.38                                           $   0.44
     Discontinued operations                                    $   0.12                                           $      -
     Extraordinary item                                         $      -                                           $      -
                                                                --------                                           --------
          Basic earnings per share                              $   0.50                                           $   0.44
                                                                ========                                           ========

Diluted earnings per share
     Income from continuing operations                          $   0.38                                           $   0.43
     Discontinued operations                                    $   0.12                                           $      -
     Extraordinary item                                         $      -                                           $      -
                                                                --------                                           --------
          Diluted earnings per share                            $   0.50                                           $   0.43
                                                                ========                                           ========


Average shares outstanding -- basic                               87,207                                             87,207
                                                                ========                                           ========
Average shares outstanding -- diluted                             88,675                                             88,675
                                                                ========                                           ========

                        NEW PLAN EXCEL REALTY TRUST, INC.

                               NOTES TO PRO FORMA
                      CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001
           (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

1. Reflects the historical consolidated operations of the Company for the six months ended June 30, 2001.

2. Reflects the elimination of income from discontinued operations related to the Garden Apartment Community Portfolio for the six months ended June 30, 2001.

3. Reflects the elimination of interest on the continuing operations portion of the Company credit facilities repaid in connection with sale of the Garden Apartment Community Portfolio for the six months ended June 30, 2001.

     Also, reflects the net increase in general and administrative expense, resulting from a decrease in management fees that were charged to the Garden Apartment Community Portfolio, partially offset by such expenses relating to Garden Apartment Community Portfolio for the six months ended June 30, 2001.

     Also, reflects the letter of credit fee of nine percent and the one point commitment fee on the letter of credit.

     Also, reflects the increase in equity participation in ERT due to the reduction of interest expense on the Pointe Orlando Development Company term loan that was repaid in connection with sale of the Garden Apartment Community Portfolio for the six months ended June 30, 2001.

     Also excludes extraordinary items.

                        NEW PLAN EXCEL REALTY TRUST, INC.

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
           (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                                                     Pro Form Adjustments
                                                                                                     --------------------
                                                                                                                Other Pro
                                                                                                                ---------
                                                                                                                  Forma
                                                                                                                  ------
                                                                                Restated        Property       Adjustments    Pro
                                                                                --------        --------       -----------    ---
                                           Historical(1)  Reclassification(2)  Historical(3)  Dispositions(4)     (5)         Forma
                                           -------------  -------------------  -------------  ---------------     ----        -----
Rental revenues:
     Rental income                            $348,396          (76,288)        272,108                                    $272,108
     Percentage Rents                            7,431                            7,431                                       7,431
     Expense reimbursements                     55,436                           55,436                                      55,436
                                              -------------------------------------------------------------------------------------
          Total rental revenues                411,263          (76,288)        334,975                -              -     334,975
                                              -------------------------------------------------------------------------------------

Expenses:
     Operating costs                            88,679          (34,617)         54,062                                      54,062
     Real estate and other taxes                42,319           (6,210)         36,109                                      36,109
     Interest                                   92,915           (4,563)         88,352                         (12,661)     75,691
     Depreciation and
       amortization                             64,499           (9,135)         55,364                                      55,364
     Provision for doubtful
       accounts                                  4,825             (453)          4,372                                       4,372
     Non-recurring charge                        4,945                            4,945                                       4,945
     General and administrative                  7,509                            7,509                           2,023       9,532
                                              -------------------------------------------------------------------------------------
       Total expenses                          305,691          (54,978)        250,713                -        (10,638)    240,075
                                              -------------------------------------------------------------------------------------


   Income before real estate sales,
     impairment of real estate, minority
     interest and other income and expense     105,572          (21,310)         84,262                -         10,638      94,900

Other income and expenses:
     Interest, dividend and other income        30,427                           30,427                           3,383      33,810
     Equity participation in ERT               (17,867)                         (17,867)                          1,225     (16,642)
     Foreign currency gain (loss)                 (437)                            (437)                                       (437)
     Gain (loss) on sale of real estate          9,200                            9,200                                       9,200
     Impairment of real estate                  (3,620)                          (3,620)                                     (3,620)
     Minority interest in income of
       partnership                                (952)                            (952)                                       (952)

                                              -------------------------------------------------------------------------------------
Income from continuing operations              122,323          (21,310)        101,013                -         15,246     116,259

Discontinued operations:
     Income from discontinued operations of
       garden apartments                              -          21,310          21,310          (21,310)                         -
                                              -------------------------------------------------------------------------------------

Net income before extraordinary item           122,323                -         122,323          (21,310)        15,246     116,259
     Extraordinary item                            758                              758                            (758)

                                              -------------------------------------------------------------------------------------
Net income                                    $123,081                -        $123,081         $(21,310)      $ 14,488    $116,259
                                              =====================================================================================

Net income available to
     common stock - basic                     $100,446                         $100,446                                    $ 93,624
                                              ========                         ========                                    ========

Net income available to
     common stock - diluted                   $101,398                         $101,398                                    $ 94,576
                                              ========                         ========                                    ========

Basic earnings per common share:
     Income from continuing operations        $   1.14         $  (0.24)       $   0.90                                    $   1.07
     Discontinued operations                  $      -         $   0.24        $   0.24                                    $      -
     Extraordinary item                       $   0.01                         $   0.01                                    $      -
                                              -----------------------------------------                                    --------
          Basic earnings per share            $   1.15                -        $   1.15                                    $   1.07
                                              =========================================                                    ========

Diluted earnings per share
     Income from continuing operations        $   1.13         $  (0.24)       $   0.89                                    $   1.06
     Discontinued operations                  $      -         $   0.24        $   0.24                                    $      -
     Extraordinary item                       $   0.01                         $   0.01                                    $      -
                                              -----------------------------------------                                    --------
          Diluted earnings per share          $   1.14         $      -        $   1.14                                    $   1.06
                                              =========================================                                    ========


Average shares outstanding -- basic             87,608                           87,608                                      87,608
                                              ========                         ========                                    ========
Average shares outstanding -- diluted           88,951                           88,951                                      88,951
                                              ========                         ========                                    ========

                        NEW PLAN EXCEL REALTY TRUST, INC.

                               NOTES TO PRO FORMA
                      CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
           (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

1. Reflects the historical consolidated operations of the Company for the year ended December 31, 2000.

2. Reflects the restatement for discontinued operations of the Garden Apartment Community Portfolio. Interest expense included in the discontinued operations includes interest on the garden apartment mortgage loans and corporate interest allocated in accordance with EITF 87-24.

3. Reflects the restated historical consolidated operations of the Company for the year ended December 31, 2000.

4. Reflects the elimination of income from discontinued operations related to the Garden Apartment Community Portfolio for the year ended December 31, 2000.

5. Reflects the elimination of interest on the continuing operations portion of the Company credit facilities repaid in connection with sale of the Garden Apartment Community Portfolio for the year ended December 31, 2000.

     Also, reflects the net increase in general and administrative expense, resulting from a decrease in management fees that were charged to the Garden Apartment Community Portfolio, partially offset by such expenses relating to Garden Apartment Community Portfolio for the year ended December 31, 2000.

     Also, reflects the letter of credit fee of nine percent and the one point commitment fee on the letter of credit.

     Also, reflects the increase in equity participation in ERT due to the reduction of interest expense on the Pointe Orlando Development Company term loan that was repaid in connection with sale of the Garden Apartment Community Portfolio for the year ended December 31, 2000.

     Also excludes extraordinary items.

                        NEW PLAN EXCEL REALTY TRUST, INC.

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
           (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                                            Property
                                                                                                            --------
                                                           Historical    Reclassification      Restated    Dispositions
                                                           ----------    -----------------     --------    ------------
                                                                (1)              (2)         Historical(3)    (4)        Pro Forma
                                                                ---              ---         -------------    ---        ---------

     Rental income                                            $353,884         $(77,477)       $276,407                    $276,407
     Percentage Rents                                            5,850                            5,850                       5,850
     Expense reimbursements                                     54,747                           54,747                      54,747
                                                              ---------------------------------------------------------------------
          Total rental revenues                                414,481          (77,477)        337,004            -        337,004
                                                              ---------------------------------------------------------------------

Expenses:
     Operating costs                                            90,612          (36,647)         53,965                      53,965
     Real estate and other taxes                                38,929           (6,141)         32,788                      32,788
     Interest                                                   81,412           (3,610)         77,802                      77,802
     Depreciation and amortization                              62,912           (8,713)         54,199                      54,199
     Provision for doubtful accounts                             6,144             (876)          5,268                       5,268
     Non-recurring charge                                        8,497                            8,497                       8,497
     General and administrative                                  6,665                            6,665                       6,665
                                                              ---------------------------------------------------------------------
          Total expenses                                       295,171          (55,987)        239,184            -        239,184
                                                              ---------------------------------------------------------------------

     Income before real estate sales, impairment of real
       estate,                                                 119,310          (21,490)         97,820            -         97,820

Other income and expenses:
     Interest, dividend and other income                        26,041                           26,041                      26,041
     Equity participation in ERT                                (3,169)                          (3,169)                     (3,169)
     Foreign currency gain (loss)                                  674                              674                         674
     Gain (loss) on sale of real estate                          7,956                            7,956                       7,956
     Impairment of real estate                                                                        -                           -
     Minority interest in income of partnership                 (1,299)                          (1,299)                     (1,299)
                                                              ---------------------------------------------------------------------

Income from continuing operations                              149,513          (21,490)        128,023            -        128,023

Discontinued operations:
     Income from discontinued operations of garden
       apartments                                                    -           21,490          21,490      (21,490)             -
                                                              ---------------------------------------------------------------------

Net income                                                    $149,513         $      -        $149,513     $(21,490)      $128,023
                                                              =====================================================================

Net income available to common stock - basic                  $126,736                         $126,736                    $105,246
                                                              ========                         ========                    ========

Net income available to common stock - diluted                $128,035                         $128,035                    $106,545
                                                              ========                         ========                    ========

Basic earnings per common share:
     Income from continuing operations                        $   1.43         $  (0.24)       $   1.19                    $   1.19
     Discontinued operations                                  $      -         $   0.24        $   0.24                    $      -
                                                              ---------------------------------------------------------------------
          Basic earnings per share                            $   1.43                         $   1.43                    $   1.19
                                                              =====================================================================

Diluted earnings per share

     Income from continuing operations                        $   1.42         $  (0.24)       $   1.18                    $   1.18
     Discontinued operations                                  $      -         $   0.24        $   0.24                    $      -
                                                              ---------------------------------------------------------------------
          Diluted earnings per share                          $   1.42                         $   1.42                    $   1.18
                                                              =====================================================================


Average shares outstanding -- basic                             88,662                           88,662                      88,662
                                                              ========                         ========                    ========
Average shares outstanding -- diluted                           90,440                           90,440                      90,440
                                                              ========                         ========                    ========

                        NEW PLAN EXCEL REALTY TRUST, INC.

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE FIVE MONTHS ENDED DECEMBER 31, 1998
           (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                                            Property
                                                                                                            ---------
                                                           Historical   Reclassification     Restated     Dispositions
                                                           ----------   ----------------     --------     -------------
                                                                (1)             (2)       Historical(3)        (4)       Pro Forma
                                                                ---             ---       -------------        ---       ---------
Rental revenues:
     Rental income                                            $124,225       $(32,471)       $ 91,754                    $ 91,754
     Percentage Rents                                            2,635                          2,635                       2,635
     Expense reimbursements                                     23,551                         23,551                      23,551
                                                              -------------------------------------------------------------------
          Total rental revenues                                150,411        (32,471)        117,940              -      117,940
                                                              -------------------------------------------------------------------

Expenses:
     Operating costs                                            32,764        (13,485)         19,279                      19,279
     Real estate and other taxes                                13,456         (2,250)         11,206                      11,206
     Interest                                                   27,168         (1,549)         25,619                      25,619
     Depreciation and amortization                              21,366         (3,481)         17,885                      17,885
     Provision for doubtful accounts                             2,825           (783)          2,042                       2,042
     Non-recurring charge                                            -                              -                           -
     General and administrative                                  2,114                          2,114                       2,114
                                                              -------------------------------------------------------------------
          Total expenses                                        99,693        (21,548)         78,145              -       78,145
                                                              -------------------------------------------------------------------

     Income before real estate sales, impairment of real
       estate,                                                  50,718        (10,923)         39,795              -       39,795

Other income and expenses:
     Interest, dividend and other income                         5,510                          5,510                       5,510
     Equity participation in ERT                                                                    -                           -
     Foreign currency gain (loss)                                                                   -                           -
     Gain (loss) on sale of real estate                             34                             34                          34
     Impairment of real estate                                                                      -                           -
     Minority interest in income of partnership                   (457)                          (457)                       (457)
                                                              -------------------------------------------------------------------

Income from continuing operations                               55,805        (10,923)         44,882              -       44,882

Discontinued operations:
     Income from discontinued operations of garden
       apartments                                                    -         10,923          10,923        (10,923)           -
                                                              -------------------------------------------------------------------

Net income                                                    $ 55,805       $      -        $ 55,805       $(10,923)    $ 44,882
                                                              ===================================================================

Net income available to common stock - basic                  $ 48,891                       $ 48,891                    $ 37,968
                                                              ========                       ========                    ========

Net income available to common stock - diluted                $ 49,348                       $ 49,348                    $ 38,425
                                                              ========                       ========                    ========

Basic earnings per common share:
     Income from continuing operations                        $   0.63       $  (0.14)       $   0.49                    $   0.49
     Discontinued operations                                  $      -       $   0.14        $   0.14                    $      -
                                                              ---------------------------------------                    --------
          Basic earnings per share                            $   0.63       $      -        $   0.63                    $   0.49
                                                              =======================================                    ========

Diluted earnings per share

     Income from continuing operations                        $   0.62       $  (0.14)       $   0.48                    $   0.48
     Discontinued operations                                  $      -       $   0.14        $   0.14                    $      -
                                                              ---------------------------------------                    --------
          Diluted earnings per share                          $   0.62       $      -        $   0.62                    $   0.48
                                                              =======================================                    ========


Average shares outstanding -- basic                             77,481                         77,481                      77,481
                                                              ========                       ========                    ========
Average shares outstanding -- diluted                           79,396                         79,396                      79,396
                                                              ========                       ========                    ========

                        NEW PLAN EXCEL REALTY TRUST, INC.

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JULY 31, 1998
           (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                               Restated    Property
                                                                                               --------    ---------
                                                                                              Historical  Dispositions
                                                                                              ----------  ------------
                                                          Historical(1)  Reclassification(2)      (3)         (4)         Pro Forma
                                                          -------------  -------------------      ---         ---         ---------

Rental revenues:
     Rental income                                            $211,880         $(69,326)       $142,554                    $142,554
     Percentage Rents                                            4,445                            4,445                       4,445
     Expense reimbursements                                     29,984                           29,984                      29,984
                                                              ---------------------------------------------------------------------
          Total rental revenues                                246,309          (69,326)        176,983            -        176,983
                                                              ---------------------------------------------------------------------

Expenses:
     Operating costs                                            61,417          (29,963)         31,454                      31,454
     Real estate and other taxes                                22,850           (5,091)         17,759                      17,759
     Interest                                                   36,815           (3,058)         33,757                      33,757
     Depreciation and amortization                              31,622           (7,545)         24,077                      24,077
     Provision for doubtful accounts                             4,171           (1,162)          3,009                       3,009
     Non-recurring charge                                                                             -                           -
     General and administrative                                  2,770                            2,770                       2,770
                                                              ---------------------------------------------------------------------
          Total expenses                                       159,645          (46,819)        112,826            -        112,826
                                                              ---------------------------------------------------------------------

     Income before real estate sales, impairment of
       real estate,                                             86,664          (22,507)         64,157            -         64,157

Other income and expenses:
     Interest, dividend and other income                         3,950                            3,950                       3,950
     Equity participation in ERT                                                                      -                           -
     Foreign currency gain (loss)                                                                     -                           -
     Gain (loss) on sale of real estate                            (41)                             (41)                        (41)
     Impairment of real estate                                                                        -                           -
     Minority interest in income of partnership                                                       -                           -

Income from continuing operations                               90,573          (22,507)         68,066            -         68,066

Discontinued operations:
     Income from discontinued operations of garden
       apartments                                                    -           22,507          22,507      (22,507)             -
                                                              ---------------------------------------------------------------------

Net income                                                    $ 90,573         $      -        $ 90,573     $(22,507)      $ 68,066
                                                              =====================================================================

Net income available to common stock - basic                  $ 84,723                         $ 84,723                    $ 62,216
                                                              ========                         ========                    ========

Net income available to common stock - diluted                $ 84,723                         $ 84,723                    $ 62,216
                                                              ========                         ========                    ========

Basic earnings per common share:
     Income from continuing operations                        $   1.43         $  (0.38)       $   1.05                    $   1.05
     Discontinued operations                                  $      -         $   0.38        $   0.38                    $      -
                                                              -----------------------------------------                    --------
          Basic earnings per share                            $   1.43         $      -        $   1.43                    $   1.05
                                                              =========================================                    ========

Diluted earnings per share
     Income from continuing operations                        $   1.42         $  (0.38)       $   1.04                    $   1.04

     Discontinued operations                                  $      -         $   0.38        $   0.38                    $      -
                                                              -----------------------------------------                    --------
          Diluted earnings per share                          $   1.42         $      -        $   1.42                    $   1.04
                                                              =========================================                    ========


Average shares outstanding -- basic                             59,365                           59,365                      59,365
                                                              ========                         ========                    ========
Average shares outstanding -- diluted                           59,774                           59,774                      59,774
                                                              ========                         ========                    ========

                        NEW PLAN EXCEL REALTY TRUST, INC.

                               NOTES TO PRO FORMA
                      CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999,
                   FOR THE FIVE MONTHS ENDED DECEMBER 31, 1998
                      AND FOR THE YEAR ENDED JULY 31, 1998
           (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


1.   Reflects the historical consolidated operations of the Company.

2. Reflects the restatement for discontinued operations of the Garden Apartment Community Portfolio.

3.   Reflects the restated historical consolidated operations of the Company.

4. Reflects the elimination of income from discontinued operations related to the Garden Apartment Community Portfolio.

                                  EXHIBIT INDEX

         Exhibit                        Document
         -------                        --------


          2.1 Agreement for Purchase of Real Estate and Related Property, dated as of May 10, 2001, by and between the Company and Coolidge-Koenmen LLC

          2.2      Amendment to Agreement for Purchase of Real Estate and
                   Related Property, dated as of July 30, 2001, by and between the Company and Coolidge-Koenmen LLC (Club Sales Contract
                   Amendment)

          2.3      Amendment to Agreement for Purchase of Real Estate and
                   Related Property, dated as of July 30, 2001, by and between the Company and Coolidge-Koenmen LLC

          2.4      Closing Date Amendment to Agreement for Purchase of Real
                   Estate and Related Property, dated as of September 21,
                   2001, by and between the Company and Coolidge-Koenmen LLC

          99.1     Press Release, dated September 24, 2001, issued by the
                   Company